                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ______________________

                                  FORM 8-K/A-1


                                CURRENT  REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report: (Date of earliest event reported):
                                 April 1, 1999

                        GREAT PINES WATER COMPANY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



        TEXAS                         1-12130                  76-0203752
(STATE OF INCORPORATION)      (COMMISSION FILE NUMBER)     (IRS EMPLOYER
                                                             IDENTIFICATION NO.)


                          600 N. SHEPHERD, SUITE #303
                             HOUSTON, TEXAS 77007
             (ADDRESS OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)



                                (713) 864-6688
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)




         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 1.   CHANGES IN CONTROL OF THE REGISTRANT

     On April 1, 1999, Robert A. Hammond, Sr., Robert A. Hammond, Jr., Cynthia Hammond, as trustee of the Joshua Slocum Hammond Trust, and Nick A. Baki each entered into a separate Stock Purchase Agreement (collectively, the "Stock Purchase Agreements") with Suntory Water Group, Inc., a Delaware corporation ("Suntory"). Pursuant to the Stock Purchase Agreements, Messrs. Hammond, Sr., Hammond, Jr. and Baki and Ms. Hammond, as trustee, sold, in the aggregate 1,887,973 shares of common stock of Great Pines Water Company (the "Company"), par value $.01 per share (the "Shares"), to Suntory for a purchase price of $5.87 per Share, or aggregate consideration of $11,082,401.51 in cash, plus additional consideration (the "Additional Consideration"), if any, which is an amount per share equal to a portion of the net proceeds, if any, received by the Company from a trust established to hold and pursue all of the Company's right and interest in a lawsuit against LiquiBox Corporation (the "LiquiBox Lawsuit"), which amount shall be payable only if and when any Additional Consideration is paid to shareholders of the Company.

      In addition, contemporaneously with the execution of the Stock Purchase Agreements, the Company and Suntory entered into a Stock Option Agreement (the "Stock Option Agreement") pursuant to which the Company granted to Suntory an irrevocable option (the "Suntory Option") to purchase up to 470,000 Shares at a purchase price of $5.87 per Share. By the terms of the Stock Option Agreement, Suntory is not entitled to receive, in respect of any Share it purchases upon exercise of the Option, any of the proceeds attributable to the LiquiBox Lawsuit and is obligated to return, and cause any transferee of such Share to return, to the Company any such proceeds. The Stock Option Agreement also provides that, in the event additional Shares are issued or otherwise become outstanding, the number of Shares subject to the Suntory Option will be increased so that the aggregate number of Shares subject thereto will be 10% of the then issued and outstanding Shares without giving effect to any Shares subject or issued pursuant to the Stock Option Agreement.

     As a result of the sale by Messrs. Hammond, Sr., Hammond, Jr. and Baki and Ms. Hammond, as trustee, to Suntory of all of their respective Shares pursuant to the Stock Purchase Agreements and Suntory's right to acquire Shares pursuant to the Stock Option Agreement, Suntory beneficially owned, as of April 1, 1999, 2,357,973 Shares, representing approximately 73.0% of the outstanding Shares. The 1,887,973 Shares acquired by Suntory represented, as of April 1, 1999, 68.4% of the Shares outstanding.

ITEM 5.   OTHER EVENTS

     On April 1, 1999, the Company, Suntory and Suntory Acquisition Corp., a Texas corporation and a wholly owned subsidiary of Suntory, executed a Plan and Agreement of Merger. See the Press Release dated April 1, 1999 incorporated by reference as Exhibit 99.1 hereto and the Plan and Agreement of Merger incorpoated by reference as Exhibit 2.1 hereto.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     The following exhibits are filed with this report on Form 8-K:

     2.1 Agreement and Plan of Merger, dated as of April 1, 1999, among Great Pines Water Company, Inc., Suntory Water Group, Inc. and Suntory Acquisition Corp. (Exhibit 1 of the Schedule 13D of Suntory Water Group, Inc. as filed with the Commission on April 13, 1999 is incorporated by reference herein).

     10.1 Stock Purchase Agreement, dated as of April 1, 1999, between Suntory Water Group, Inc. and Robert A. Hammond, Sr. (Exhibit 4 of the
          Schedule 13D of Suntory Water Group, Inc. as filed with the Commission on April 13, 1999 is incorporated by reference herein).

     10.2 Stock Purchase Agreement, dated as of April 1, 1999, between Suntory Water Group, Inc. and Robert A. Hammond, Jr. (Exhibit 5 of the
          Schedule 13D of Suntory Water Group, Inc. as filed with the Commission on April 13, 1999 is incorporated by reference herein).

     10.3 Stock Purchase Agreement, dated as of April 1, 1999, between Suntory Water Group, Inc. and Cynthia Hammond, as trustee of the Joshua Slocum Hammond Trust (Exhibit 6 of the Schedule 13D of Suntory Water Group, Inc. as filed with the Commission on April 13, 1999 is incorporated by reference herein).

     10.4 Stock Purchase Agreement, dated as of April 1, 1999, between Suntory Water Group, Inc. and Nick A. Baki (Exhibit 7 of the Schedule 13D of Suntory Water Group, Inc. as filed with the Commission on April 13, 1999 is incorporated by reference herein).

     10.5 Stock Option Agreement, dated as of April 1, 1999, between Suntory Water Group, Inc. and Great Pines Water Company, Inc. (Exhibit 10 of the Schedule 13D of Suntory Water Group, Inc. as filed with the Commission on April 13, 1999 is incorporated by reference herein).

     99.1 Press Release dated April 1, 1999 (Exhibit 99.1 of the Company's Current Report on Form 8-K as filed with the Commission on April 2, 1999 is incorporated by reference herein).

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 14, 1999


                              GREAT PINES WATER COMPANY, INC.



                              By:   /s/ Kevin F. Vigneaux
                                    ---------------------
                                    Kevin F. Vigneaux,
                                    Chief Financial Officer and Treasurer
                                    (Principal Financial and Accounting Officer)

                               INDEX OF EXHIBITS


Exhibit Number Description
-------------- -----------

  2.1 Agreement and Plan of Merger, dated as of April 1, 1999, among Great Pines Water Company, Inc., Suntory Water Group, Inc. and Suntory Acquisition Corp. (Exhibit 1 of the Schedule 13D of Suntory Water Group, Inc. as filed with the Commission on April 13, 1999 is incorporated by reference herein).

 10.1 Stock Purchase Agreement, dated as of April 1, 1999, between Suntory Water Group, Inc. and Robert A. Hammond, Sr. (Exhibit 4 of the Schedule 13D of Suntory Water Group, Inc. as filed with the Commission on April 13, 1999 is incorporated by reference herein).

 10.2 Stock Purchase Agreement, dated as of April 1, 1999, between Suntory Water Group, Inc. and Robert A. Hammond, Jr. (Exhibit 5 of the Schedule 13D of Suntory Water Group, Inc. as filed with the Commission on April 13, 1999 is incorporated by reference herein).

 10.3 Stock Purchase Agreement, dated as of April 1, 1999, between Suntory Water Group, Inc. and Cynthia Hammond, as trustee of the Joshua Slocum Hammond Trust (Exhibit 6 of the Schedule 13D of Suntory Water Group, Inc. as filed with the Commission on April 13, 1999 is incorporated by reference herein).

 10.4 Stock Purchase Agreement, dated as of April 1, 1999, between Suntory Water Group, Inc. and Nick A. Baki (Exhibit 7 of the
               Schedule 13D of Suntory Water Group, Inc. as filed with the Commission on April 13, 1999 is incorporated by reference herein).

 10.5 Stock Option Agreement, dated as of April 1, 1999, between Suntory Water Group, Inc. and Great Pines Water Company, Inc. (Exhibit 10 of the Schedule 13D of Suntory Water Group, Inc. as filed with the Commission on April 13, 1999 is incorporated by reference herein).

 99.1 Press Release dated April 1, 1999 (Exhibit 99.1 of the Company's Current Report on Form 8-K as filed with the Commission on April 2, 1999 is incorporated by reference herein).